UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2006
Date of Report
(Date of earliest event reported)

Defense Industries International, Inc.
        (Exact name of registrant as specified in its charter)

Nevada	000-30105	84-1421483

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Brisel Street Industrial Zone Sderot, Israel

(Address of principal executive offices and zip code)

(011) 972-8-689-1611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

        This Amendment No. 1 to the Registrant's Current Report on Form 8-K/A is being filed to amend Item 4.01 of the Current Report on Form 8-K filed by the Registrant on June 8, 2006.

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

        In accordance with Item 304 of Regulation S-B, the following information pertains to the change in Registrant’s Certifying Accountant.

    (i)        Weinberg & Company, P.A. has notified the Registrant that it resigned as the Registrant’s independent accountants effective June 6, 2006.

    (ii)        Weinberg & Company, P.A. did not qualify their audit opinion for any of the past two fiscal years as to uncertainty, audit scope or accounting principles.

    (iii)        There were no disagreements with Weinberg & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in any of the two most recent fiscal years or any later interim period.

    (iv)        None of the kinds of events listed in (A) or (B) of Item 304(a)(1)(iv) of Regulation S-B occurred during either of the Registrant’s two most recent fiscal years or any later interim period.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

16.	Letter from Weinberg & Company, P.A., addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 9, 2006	Defense Industries International, Inc. (Registrant) By: /s/ Baruch Tosh —————————————— Baruch Tosh President